Exhibit 99.1

eGain Announces Second Quarter 2025 Financial Results

Sunnyvale, CA (February 13, 2025) – eGain (Nasdaq: EGAN), the AI knowledge management platform for service, today announced financial results for its fiscal 2025 second quarter ended December 31, 2024.

“We won several new enterprise logos in the second quarter,” said Ashu Roy, eGain’s CEO. “As a result, our annual recurring revenue from AI Knowledge Hub customers grew by 17% year over year and 5% sequentially. Customer service automation is a strategic focus for AI investment in Global 1000. As a result, we are seeing a growing number of seven-figure ARR deals in our sales pipeline.”

Fiscal 2025 Second Quarter Financial Highlights

●	Total revenue was $22.4 million, down 6% year over year.
●	GAAP net income was $671,000, or $0.02 per share on a basic and diluted basis, compared to a GAAP net income of $2.2 million, or $0.07 per share on a basic and diluted basis, in Q2 2024.
●	Non-GAAP net income was $1.3 million, or $0.05 per share on a basic basis and $0.04 per share on a diluted basis, compared to a non-GAAP net income of $3.4 million, or $0.11 per share on a basic and diluted basis, in Q2 2024.
●	Cash provided by operating activities was $6.4 million, or an operating cash flow margin of 29%.
●	Total cash and cash equivalents were $70.5 million, compared to $86.8 million in Q2 2024.
●	Adjusted EBITDA was $1.6 million, compared to $3.8 million in Q2 2024.
●	Total shares purchased through the repurchase program were approximately 421,000 at an average cost per share of $5.73 totaling $2.4 million.

Fiscal 2025 First Six Months Financial Highlights

●	Total revenue was $44.2 million, down 8% year over year.
●	GAAP net income was $1.3 million, or $0.05 per share on a basic and diluted basis, compared to a GAAP net income of $4.8 million, or $0.15 per share on a basic and diluted basis, in the same period last year.
●	Non-GAAP net income was $2.6 million, or $0.09 per share on a basic and diluted basis, compared to a non-GAAP net income of $7.2 million, or $0.23 per share on a basic basis and $0.22 per share on a diluted basis, in the same period last year.
●	Adjusted EBITDA was $3.0 million, compared to $6.6 million in the same period last year.
●	Cash provided by operating activities was $7.4 million, or an operating cash flow margin of 17%.

Fiscal 2025 Third Quarter Financial Guidance

For the third quarter of fiscal 2025 ending March 31, 2025, eGain expects:

●	Total revenue of between $21.0 million to $21.5 million.
●	GAAP net loss of $300,000 to $800,000, or $0.01 to $0.03 per share.
o	Includes stock-based compensation expense of approximately $800,000.
o	Includes depreciation and amortization of approximately $80,000.
●	Non-GAAP net income of breakeven to $500,000, or $0.00 to $0.02 per share.

Fiscal 2025 Financial Guidance

For the fiscal 2025 full year ending June 30, 2025, eGain is updating its guidance as follows:

●	eGain is lowering its total revenue guidance range to $88.5 million to $90.0 million.
●	eGain is raising its GAAP net income guidance range to $1.1 million to $1.7 million, or $0.04 to $0.06 per share.
o	Includes stock-based compensation expense of approximately $3.0 million.
o	Includes depreciation and amortization of approximately $350,000.
●	eGain is lowering its non-GAAP net income range to $4.1 million to $4.7 million, or $0.14 to $0.16 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 28.5 million for the third quarter of fiscal 2025 and 28.6 million for the full fiscal year 2025.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to eGain’s operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, stock-based compensation expense, interest income, provision for income taxes, other expense, net and severance and related charges. Non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our provision for income taxes and believes the change in our provision for income taxes would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s projected non-GAAP net income for future periods, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation to eGain’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2025 second quarter results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 6223725.

About eGain

eGain AI Knowledge Hub helps businesses improve experience and reduce cost by delivering trusted, consumable answers. Visit www.eGain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the third quarter of fiscal 2025 and fiscal 2025 full year ending June 30, 2025; expectations regarding demand for our offerings; growth trends in our sales pipeline; our strategic focus; and our market opportunity. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the third quarter of fiscal 2025 and fiscal 2025 full year ending June 30, 2025. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; the pace of technological advancements in generative AI and the adaptability of our services to incorporate these advancements; market demand for AI-enabled solutions; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2024 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

Investor Relations

Todd Kehrli or Jim Byers

PondelWilkinson, Inc.

tkehrli@pondel.com

jbyers@pondel.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	December 31,	June 30,
	2024	2024
ASSETS
Current assets:
Cash and cash equivalents	$70,531	$70,003
Restricted cash	8	8
Accounts receivable, less provision for credit losses of $67 and $59 as of December 31, 2024 and June 30, 2024, respectively	15,795	31,731
Costs capitalized to obtain revenue contracts, net	1,231	1,272
Prepaid expenses	2,230	2,915
Other current assets	855	1,195
Total current assets	90,650	107,124
Property and equipment, net	515	441
Operating lease right-of-use assets	3,834	3,811
Costs capitalized to obtain revenue contracts, net of current portion	1,645	1,779
Goodwill	13,186	13,186
Other assets, net	1,427	1,511
Total assets	$111,257	$127,852

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$1,838	$2,725
Accrued compensation	6,227	7,642
Accrued liabilities	2,771	5,078
Operating lease liabilities	1,089	1,179
Deferred revenue	37,358	45,989
Total current liabilities	49,283	62,613
Deferred revenue, net of current portion	3,008	3,280
Operating lease liabilities, net of current portion	2,790	2,592
Other long-term liabilities	918	871
Total liabilities	55,999	69,356

Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 shares; issued: 33,110 and 32,698 shares; outstanding: 28,481 and 29,160 shares as of December 31, 2024 and June 30, 2024, respectively	33	33
Additional paid-in capital	409,551	407,416
Treasury stock, at cost: 4,629 and 3,538 shares of common stock as of December 31, 2024 and June 30, 2024, respectively	(30,025)	(23,031)
Notes receivable from stockholders	(21)	(21)
Accumulated other comprehensive loss	(1,942)	(2,240)
Accumulated deficit	(322,338)	(323,661)
Total stockholders' equity	55,258	58,496
Total liabilities and stockholders' equity	$111,257	$127,852

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Revenue:
SaaS	$20,847	$21,996	$40,667	$44,319
Professional services	1,542	1,819	3,521	3,672
Total revenue	22,389	23,815	44,188	47,991
Cost of revenue:
Cost of SaaS	4,626	5,109	9,148	10,156
Cost of professional services	2,054	1,881	4,198	3,672
Total cost of revenue	6,680	6,990	13,346	13,828
Gross profit	15,709	16,825	30,842	34,163
Operating expenses:
Research and development	7,708	6,660	15,129	13,292
Sales and marketing	5,251	5,349	10,011	11,453
General and administrative	2,100	2,391	4,543	5,577
Total operating expenses	15,059	14,400	29,683	30,322
Income from operations	650	2,425	1,159	3,841
Interest income	661	982	1,432	1,931
Other expense, net	(431)	(697)	(571)	(87)
Income before income tax provision	880	2,710	2,020	5,685
Income tax provision	(209)	(525)	(697)	(904)
Net income	$671	$2,185	$1,323	$4,781
Per share information:
Earnings per share:
Basic	$0.02	$0.07	$0.05	$0.15
Diluted	$0.02	$0.07	$0.05	$0.15
Weighted-average shares used in computation:
Basic	28,573	31,179	28,622	31,329
Diluted	29,059	31,843	29,176	31,991

Summary of stock-based compensation included in costs and expenses above:
Cost of revenue	$232	$284	$462	$581
Research and development	74	367	251	764
Sales and marketing	114	197	179	356
General and administrative	202	347	362	702
Total stock-based compensation	$622	$1,195	$1,254	$2,403

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Income from operations	$650	$2,425	$1,159	$3,841
Add:
Stock-based compensation	622	1,195	1,254	2,403
Non-GAAP income from operations	$1,272	$3,620	$2,413	$6,244

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income	$671	$2,185	$1,323	$4,781
Add:
Stock-based compensation	622	1,195	1,254	2,403
Non-GAAP net income	$1,293	$3,380	$2,577	$7,184
Per share information:
Non-GAAP earnings per share:
Basic	$0.05	$0.11	$0.09	$0.23
Diluted	$0.04	$0.11	$0.09	$0.22
Weighted-average shares used in computation:
Basic	28,573	31,179	28,622	31,329
Diluted	29,059	31,843	29,176	31,991

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income	$671	$2,185	$1,323	$4,781
Add:
Depreciation and amortization	82	97	175	204
Stock-based compensation expense	622	1,195	1,254	2,403
Interest income	(661)	(982)	(1,432)	(1,931)
Provision for income taxes	209	525	697	904
Other expense, net	431	697	571	87
Severance and related charges	278	54	401	135
Adjusted EBITDA	$1,632	$3,771	$2,989	$6,583

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2024	2023
Revenue:
GAAP SaaS	$20,847	$21,996	(5%)	(6%)
GAAP professional services	1,542	1,819	(15%)	(16%)
Total GAAP revenue	$22,389	$23,815	(6%)	(7%)

Cost of Revenue:
GAAP SaaS	$4,626	$5,109
Add back:
Non-GAAP SaaS	$4,626	$5,109

GAAP professional services	$2,054	$1,881
Add back:
Stock-based compensation	(232)	(284)
Non-GAAP professional services	$1,822	$1,597

GAAP total cost of revenue	$6,680	$6,990
Add back:
Stock-based compensation	(232)	(284)
Non-GAAP total cost of revenue	$6,448	$6,706	(4%)	(6%)

Gross Profit:
Non-GAAP SaaS	$16,221	$16,887
Non-GAAP professional services	(280)	222
Non-GAAP gross profit	$15,941	$17,109	(7%)	(7%)

Operating expenses:
GAAP research and development	$7,708	$6,660
Add back:
Stock-based compensation expense	(74)	(367)
Non-GAAP research and development	$7,634	$6,293	21%	21%

GAAP sales and marketing	$5,251	$5,349
Add back:
Stock-based compensation expense	(114)	(197)
Non-GAAP sales and marketing	$5,137	$5,152	(0%)	(1%)

GAAP general and administrative	$2,100	$2,391
Add back:
Stock-based compensation expense	(202)	(347)
Non-GAAP general and administrative	$1,898	$2,044	(7%)	(8%)

GAAP operating expenses	$15,059	$14,400
Add back:
Stock-based compensation expense	(390)	(911)
Non-GAAP operating expenses	$14,669	$13,489	9%	8%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Six Months Ended December 31,		Growth Rates	Constant Currency Growth Rates [1]
	2024	2023
Revenue:
GAAP SaaS	$40,667	$44,319	(8%)	(9%)
GAAP professional services	3,521	3,672	(4%)	(5%)
Total GAAP revenue	$44,188	$47,991	(8%)	(9%)

Cost of Revenue:
GAAP SaaS	$9,148	$10,156
Add back:
Non-GAAP SaaS	$9,148	$10,156

GAAP professional services	$4,198	$3,672
Add back:
Stock-based compensation	(462)	(581)
Non-GAAP professional services	$3,736	$3,091

GAAP total cost of revenue	$13,346	$13,828
Add back:
Stock-based compensation	(462)	(581)
Non-GAAP total cost of revenue	$12,884	$13,247	(3%)	(5%)

Gross Profit:
Non-GAAP SaaS	$31,519	$34,163
Non-GAAP professional services	(215)	581
Non-GAAP gross profit	$31,304	$34,744	(10%)	(10%)

Operating expenses:
GAAP research and development	$15,129	$13,292
Add back:
Stock-based compensation expense	(251)	(764)
Non-GAAP research and development	$14,878	$12,528	19%	19%

GAAP sales and marketing	$10,011	$11,453
Add back:
Stock-based compensation expense	(179)	(356)
Non-GAAP sales and marketing	$9,832	$11,097	(11%)	(12%)

GAAP general and administrative	$4,543	$5,577
Add back:
Stock-based compensation expense	(362)	(702)
Non-GAAP general and administrative	$4,181	$4,875	(14%)	(15%)

GAAP operating expenses	$29,683	$30,322
Add back:
Stock-based compensation expense	(792)	(1,822)
Non-GAAP operating expenses	$28,891	$28,500	1%	1%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.